NATIONWIDE VARIABLE INSURANCE TRUST
NVIT AllianzGI International Growth Fund
NVIT Allspring Discovery Fund (formerly, NVIT Wells Fargo Discovery Fund)
NVIT AQR Large Cap Defensive Style Fund
NVIT BlackRock Equity Dividend Fund (formerly, BlackRock NVIT Equity Dividend Fund)
NVIT BNY Mellon Dynamic U.S. Core Fund (formerly, NVIT Mellon Dynamic U.S. Core Fund)
NVIT BNY Mellon Dynamic U.S. Equity Income Fund (formerly, NVIT Mellon Dynamic U.S. Equity Income Fund)
NVIT BNY Mellon Sustainable U.S. Equity Fund (formerly, NVIT Newton Sustainable U.S. Equity Fund)
NVIT Columbia Overseas Value Fund
NVIT Emerging Markets Fund
NVIT International Equity Fund
NVIT Jacobs Levy Large Cap Growth Fund
NVIT Multi-Manager Mid Cap Value Fund
NVIT Multi-Manager Small Cap Growth Fund
NVIT Multi-Manager Small Cap Value Fund
NVIT Multi-Manager Small Company Fund
NVIT Neuberger Berman Multi Cap Opportunities Fund (formerly, Neuberger Berman NVIT Multi Cap Opportunities Fund)
NVIT Real Estate Fund
Supplement dated December 9, 2021
to the Prospectus dated April 30, 2021
Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.
NVIT Multi-Manager Mid Cap Value Fund (the “Fund”)

1.
At a meeting of the Board of Trustees (the “Board”) of Nationwide Variable Insurance Trust held on December 8, 2021 (the “Meeting”), the Board approved the appointment of Victory Capital Management Inc. (“Victory Capital”), as an additional subadviser to the Fund, effective on or about January 21, 2022 (the “Effective Date”).

2.	As of the Effective Date, the Prospectus is amended as follows:

a.	The table under the heading “Fees and Expenses” on page 44 of the Prospectus is hereby deleted and replaced with the following:
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I Shares	Class II Shares
Management Fees	0.75%	0.75%
Distribution and/or Service (12b‑1) Fees	None	0.25%
Other Expenses	0.26%	0.10%
Total Annual Fund Operating Expenses	1.01%	1.10%
Fee Waiver/Expense Reimbursement(1),(2)	(0.08)%	(0.08)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.93%	1.02%

(1)
Nationwide Variable Insurance Trust (the “Trust”) and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract limiting annual fund operating expenses to 0.79% until at least April 30, 2022. Under the expense limitation agreement, the level to which operating expenses are limited applies to all share classes, excluding any taxes, interest, brokerage commissions, Rule 12b‑1 fees, acquired fund fees and expenses, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization, and may exclude other nonroutine expenses not incurred in the ordinary course of the Fund’s business. The expense limitation agreement may be changed or eliminated only with the consent of the Board of Trustees of the Trust. The Adviser may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by the Adviser pursuant to the expense limitation agreement at a date not to exceed three years from the date in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio is no higher than the amount of the expense limitation that was in place at the time the Adviser waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by the Adviser is not permitted except as provided for in the expense limitation agreement.

(2)
In addition to the expense limitation agreement discussed in Footnote 1, the Trust and the Adviser have entered into a written contract in which the Adviser has agreed to waive 0.0303% of the management fee to which the Adviser would otherwise be entitled until April 30, 2022. The written contract may be changed or eliminated only with the consent of the Board of Trustees of the Trust.

b.	The table under the heading “Example” on page 44 of the Prospectus is hereby deleted and replaced with the following:

	1 Year	3 Years	5 Years	10 Years
Class I Shares	$95	$314	$550	$1,229
Class II Shares	104	342	598	1,333

c.	The information under the heading “Principal Investment Strategies” on page 45 of the Prospectus is deleted in its entirety and replaced with the following:
Under normal conditions, the Fund invests at least 80% of its net assets in equity securities issued by mid‑cap companies. The Fund employs a “value” style of investing, which means investing in equity securities that the Fund’s subadvisers believe to be trading at prices that do not reflect a company’s intrinsic value. Companies issuing such securities may be currently out of favor, undervalued due to market declines, or experiencing poor operating conditions that a subadviser believes to be temporary. The Fund may invest in stocks of mid‑cap companies that are located outside the United States. It may invest in any economic sector and, at times, emphasize one or more particular sectors. The Fund generally considers selling a security when it no longer meets a subadviser’s criteria for inclusion in the portfolio, reaches a target price, fails to perform as expected, or when other opportunities appear more attractive. The Fund may enter into repurchase agreements to generate additional income.
The Fund consists of three portions managed by different subadvisers acting independently with respect to the assets of the Fund they manage. NFA is the Fund’s investment adviser and, subject to the approval of the Board of Trustees of Nationwide Variable Insurance Trust (the “Trust”), selects the Fund’s subadvisers and monitors their performance on an ongoing basis. NFA also determines the amount of Fund assets to allocate to each subadviser. NFA has chosen the Fund’s current subadvisers because they approach investing in stocks of mid‑cap companies in a different manner from each other. For example, as of the date of this Prospectus, one subadviser attempts to purchase stocks of companies that are temporarily out of favor and hold each stock until it has returned to favor in the market, one subadviser uses a combination of quantitative and qualitative methods to assess a company’s valuation and attractiveness, and the other subadviser uses a bottom‑up, fundamental investment approach to investing that seeks to identify better businesses that trade at a discount to their intrinsic value and possess fundamental drivers that could narrow the valuation gap over time. In allocating assets between the subadvisers, NFA seeks to increase diversification among securities and investment styles in order to potentially increase the possibility for investment return and reduce risk and volatility.

d.	The information under the heading “Portfolio Management – Subadvisers” on page 46 of the Prospectus is supplemented with the following:
Victory Capital Management Inc. (“Victory Capital”), via its Sycamore Capital investment franchise

e.	The table under the heading “Portfolio Management – Portfolio Managers” on page 46 of the Prospectus is supplemented with the following:

Portfolio Manager	Title	Length of Service with Fund
Victory Capital
Gary H. Miller	Chief Investment Officer; Lead Portfolio Manager	Since 2022
Gregory M. Conners	Portfolio Manager	Since 2022
Jeffrey M. Graff, CFA	Portfolio Manager	Since 2022
Michael F. Rodarte, CFA	Portfolio Manager	Since 2022
James M. Albers, CFA	Portfolio Manager	Since 2022

f.	The information under the heading “How the Funds Invest – Principal Investment Strategies” on page 93 of the Prospectus is deleted in its entirety and replaced with the following:
Under normal conditions, the Fund invests at least 80% of its net assets in equity securities issued by mid‑cap companies, utilizing a value style of investing. In other words, the Fund seeks companies whose stock price may not reflect the company’s intrinsic value. Equity securities in which the Fund invests are primarily common stock. It may invest in any economic sector and, at times, emphasize one or more particular sectors. The Fund may also invest in equity securities of mid‑cap companies that are located outside the United States. The Fund generally considers selling a security when it no longer meets a subadviser’s criteria for inclusion in the portfolio, reaches a target price, fails to perform as expected, or when other opportunities appear more attractive. The Fund may enter into repurchase agreements to generate additional income.
The Fund consists of three portions managed by different subadvisers acting independently with respect to the assets of the Fund they manage. NFA has selected American Century Investment Management, Inc., Thompson, Siegel & Walmsley LLC, and Victory Capital Management Inc. as subadvisers to each manage the assets of a portion of the Fund. The subadvisers have been chosen because they approach investing in mid‑cap securities in a different manner from each other. In allocating assets between the subadvisers, NFA seeks to increase diversification among securities and investment styles in order to increase the potential for investment return and, at the same time, reduce risk and volatility.
Pursuant to a Manager‑of‑Managers Exemptive Order that the Trust received from the SEC, NFA may allocate and reallocate Fund assets to or among unaffiliated subadvisers at any time, subject to the approval of the Board of Trustees of the Trust. In addition, certain subadvisers may have limits as to the amount of assets that the subadviser will manage.
The three portions are each managed as follows:
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC. (“AMERICAN CENTURY”) – American Century attempts to purchase the stocks of companies that are temporarily out of favor and hold each stock until it has returned to favor in the market and the price has increased to, or is higher than, a level the portfolio managers believe more accurately reflects the fair value of the company. To identify these companies, American Century looks for companies with earnings, cash flows, and/or assets that may not accurately reflect the companies’ values as determined by its portfolio managers. The portfolio managers also consider whether the companies’ securities have favorable income-paying histories and whether income payments are expected to continue or increase. American Century may sell stocks if it believes:

•	a stock no longer meets its valuation criteria;

•	a stock’s risk parameters outweigh its return opportunity;

•	more attractive alternatives are identified or

•	specific events alter a stock’s prospects.

American Century manages this portion so that its average weighted market capitalization falls within the capitalization range of those companies included in the Russell MidCap Index.
THOMPSON, SIEGEL & WALMSLEY LLC (“TSW”) – TSW uses a combination of qualitative and quantitative methods, based on a four-factor valuation screen applied to a universe of securities of U.S. companies in order to identify companies with catalysts that can unlock value within approximately the next three years. Factors one and two of the screen attempt to assess a company’s attractiveness based on both absolute and sector relative valuation, using cash flow as one of the primary determinants. The third factor considers the relative earnings prospects of the company, incorporating both earnings revisions and surprises. The fourth factor involves examining the company’s recent relative price action. TSW generally limits its universe to those companies with a minimum of three years of sound operating history. From the screen approximately 20% of stocks are identified as candidates for further research. These are the stocks that rank the highest on the basis of these four factors combined. TSW identifies a subset of stocks for bottom‑up fundamental analysis on a routine basis, and explores numerous factors that might affect the outlook of the company. A stock is ordinarily sold because:

•	of a significant negative earnings surprise or downward revision;

•	it no longer meets TSW’s criteria for inclusion in the portfolio;

•	a catalyst is achieved or is no longer valid;

•	other stocks present more favorable opportunities or

•	the stock is swapped for another stock with a higher expected return.
VICTORY CAPITAL MANAGEMENT INC. (“VICTORY CAPITAL”) – Victory Capital invests in companies that it believes to be of high quality based on criteria such as market share position, profitability, balance sheet strength, competitive advantages, management competence and the ability to generate excess cash flow. Victory Capital uses a bottom‑up investment process in conducting fundamental analysis to identify companies that have sustainable returns trading below Victory Capital’s assessment of intrinsic value and prospects for an inflection in business fundamentals that will enable the stock price to be revalued higher. Victory Capital may sell a security if it believes the stock has reached its fair value estimate, if a more attractive opportunity is identified, or if the fundamentals of the company deteriorate.

g.	The information under the heading “Fund Management – Subadvisers” beginning on page 117 of the Prospectus is supplemented with the following:
VICTORY CAPITAL MANAGEMENT INC. (“VICTORY CAPITAL”), located at 15935 La Cantera Pkwy, San Antonio, TX 78256, is a subadviser to a portion of the NVIT Multi-Manager Mid Cap Value Fund. Victory Capital is a global asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investment. The portfolio managers primarily responsible for the day‑to‑day management of a portion of the Fund are members of Victory Capital’s Sycamore Capital investment franchise.

h.	The information relating to the “NVIT Multi-Manager Mid Cap Value Fund” on page 120 of the Prospectus is supplemented with the following:
Victory Capital
Victory Capital uses a team of portfolio managers and analysts from its Sycamore Capital franchise (“Sycamore”) to manage a portion of the Fund. The portfolio managers on the team who are jointly and primarily responsible for the day‑today management of the Fund are Gary H. Miller, Gregory M. Conners, Jeffrey M. Graff, CFA, Michael F. Rodarte, CFA, and James M. Albers, CFA.
Mr. Miller is the Chief Investment Officer and lead portfolio manager of Sycamore’s Small Cap Value Equity and Mid Cap Value Equity Strategies. He joined Victory Capital in 1987.
Mr. Conners is a portfolio manager for Sycamore’s Small Cap Value Equity and Mid Cap Value Equity Strategies. He joined Victory Capital in 1999.

Mr. Graff is a portfolio manager for Sycamore’s Small Cap Value Equity and Mid Cap Value Equity Strategies. He joined Victory Capital in 2001.
Mr. Rodarte is a portfolio manager for Sycamore’s Small Cap Value Equity and Mid Cap Value Equity Strategies. He joined Victory Capital in 2006.
Mr. Albers is a portfolio manager for Sycamore’s Small Cap Value Equity and Mid Cap Value Equity Strategies. He joined Victory Capital in 2005.

3.
Shareholders of the Fund will receive an Information Statement in the near future, as required under the Trust’s Manager of Managers Exemptive Order, with more detailed information about Victory Capital.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE